CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-231310 on Form N-6 of our report dated February 26, 2021, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life Insurance Company, comprised of Core Income Class I, Diversified Bond Class I, Diversified Bond Class P, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, High Yield Bond Class P, Inflation Managed Class I, Inflation Managed Class P, Managed Bond Class I, Managed Bond Class P, Short Duration Bond Class I, Short Duration Bond Class P, Emerging Markets Debt Class I, Emerging Markets Debt Class P, Dividend Growth Class I, Dividend Growth Class P, Equity Index Class I, Equity Index Class P, Focused Growth Class I, Growth Class I, Growth Class P, Large-Cap Growth Class I, Large-Cap Value Class I, Large-Cap Value Class P, Main Street® Core Class I, Main Street® Core Class P, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Growth Class P, Mid-Cap Value Class I, Mid-Cap Value Class P, Small-Cap Equity Class I, Small-Cap Equity Class P, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Index Class P, Small-Cap Value Class I, Small-Cap Value Class P, Value Class I, Value Class P, Value Advantage Class I, Value Advantage Class P, Emerging Markets Class I, Emerging Markets Class P, International Large-Cap Class I, International Large-Cap Class P, International Small-Cap Class I, International Small-Cap Class P, International Value Class I, Health Sciences Class I, Health Sciences Class P, Real Estate Class I, Real Estate Class P, Technology Class I, Technology Class P, PSF DFA Balanced Allocation Class D, PSF DFA Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Conservative Class P, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate-Conservative Class P, Portfolio Optimization Moderate Class I, Portfolio Optimization Moderate Class P, Portfolio Optimization Growth Class I, Portfolio Optimization Growth Class P, Portfolio Optimization Aggressive-Growth Class I, Portfolio Optimization Aggressive-Growth Class P, Invesco Oppenheimer V.I. Global Series I, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. Main Street Small Cap Series I, Invesco V.I. International Growth Series I, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 2, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 2, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 2, American Funds IS Growth-Income Class 4, American Funds IS High-Income Bond Class 2, American Funds IS International Class 2, American Funds IS New World Fund® Class 2, BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Basic Value V.I. Class III, BlackRock® Global Allocation V.I. Class I, BlackRock® Global Allocation V.I. Class III, BNY Mellon VIF Appreciation Service Shares, DFA VA International Value, DFA VA U.S. Large Value, DFA VA U.S. Targeted Value Fidelity® VIP Bond Index Service Class 2, Fidelity® VIP Contrafund® Initial Class, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2030 PortfolioSM Initial Class, Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2035 PortfolioSM Initial Class, Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2045 PortfolioSM Initial Class, Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2, Fidelity® VIP Freedom Income PortfolioSM Initial Class, Fidelity® VIP Freedom Income PortfolioSM Service Class 2, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP

Growth Service Class 2, Fidelity® VIP International Index Service Class 2, Fidelity® VIP Mid Cap Initial Class, Fidelity® VIP Mid Cap Service Class 2, Fidelity® VIP Total Market Index Service Class 2, Fidelity® VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 1, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Institutional Shares, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Institutional Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, Lazard Retirement International Equity Service Shares, ClearBridge Variable Aggressive Growth - Class I, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid-Cap - Class I, ClearBridge Variable Mid Cap - Class II, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M Capital Appreciation, M International Equity, M Large Cap Growth, M Large Cap Value, MFS® New Discovery Series - Initial Class, MFS® New Discovery Series - Service Class, MFS® Total Return Series - Initial Class, MFS® Utilities Series - Initial Class, MFS® Utilities Series - Service Class, MFS® Value Series - Initial Class, MFS® Value Series - Service Class, Neuberger Berman Sustainable Equity Class I, PIMCO Global Managed Asset Allocation - Advisor Class, PIMCO Global Managed Asset Allocation - Institutional Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth — I, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — I, T. Rowe Price Equity Income — II, VanEck VIP Global Hard Assets Initial Class, Vanguard® VIF Mid-Cap Index and Vanguard® VIF Real Estate Index, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 22, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-231310 on Form N-6 of our report dated March 4, 2021 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, appearing in the Statements of Additional Information, which are part of such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 22, 2021